                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ____________________

Date of Report (Date of Earliest Event Reported):  JULY 23, 1996



CALCOMP TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)


DELAWARE                               0-16071              06-0888312
(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)      Identification No.)


2411 WEST LA PALMA AVENUE, ANAHEIM, CA                         92803
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 821-2000



SUMMAGRAPHICS CORPORATION, 8500 CAMERON ROAD, AUSTIN, TX 78754-3919 (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   EXHIBITS.

          (c)  EXHIBITS.

               Exhibit Number      Description
               --------------      ---------------------
                    16             Letter re Change in
                                   Certifying Accountant

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 1, 1996        CALCOMP TECHNOLOGY, INC.


                              By: /s/ PHILIP W. LOBERG, JR.
                                 --------------------------------
                                    Philip W. Loberg, Jr.
                                    Vice President and Controller


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